SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 22, 2003
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                     1-9700                 94-3025021
  (State or other jurisdiction          Commission           (I.R.S. Employer
of incorporation or organization)       File Number       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000



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Item 9. Regulation FD Disclosure (Information Provided Under Item 12)

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

On April 22, 2003, The Charles Schwab Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE CHARLES SCHWAB CORPORATION
                                                (Registrant)

Date:  April 22, 2003                           /s/ Christopher V. Dodds
       --------------                           --------------------------
                                                Christopher V. Dodds,
                                                Executive Vice President and
                                                 Chief Financial Officer


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Exhibit Index

99.1 Press Release dated April 22, 2003 ("Schwab Announces Quarterly Results")



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